Rule 497(d)

                                     FT 738

                           Energy Portfolio, Series 13

                         Financials Portfolio, Series 14

                         Healthcare Portfolio, Series 4

                         Technology Portfolio, Series 18

                 Telecommunication Services Portfolio, Series 3

                          Utilities Portfolio, Series 6

                Supplement to the Prospectus dated July 16, 2003

         Notwithstanding anything to the contrary in the Prospectus, the additional volume concession equal to .30% of the Public Offering Price per Unit available to dealers and other selling agents who purchase at least $100,000 worth of Units on the Initial Date of Deposit or $250,000 on any day thereafter or if they were eligible to receive a similar concession in connection with sales of similarly structured trusts sponsored by the Sponsor which are currently in the initial offering period shall be available to all dealers and selling agents regardless of the number of Units sold by such persons. In addition, for purchases of at least $100,000 but less than $250,000, the maximum sales charge will be 4.45%.

November 7, 2003